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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 16, 2002


                                  AIRXCEL, INC.
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-43335                   48-1071795
(State or other jurisdiction of   (Commission                  (I.R.S. Employer
incorporation or organization)    File Number)                 Identification
                                                               Number)

                 3050 North Saint Francis, Wichita, Kansas 67219
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (316) 832-3400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 16, 2002, Airxcel, Inc. (the "Company") dismissed
PricewaterhouseCoopers LLP as its independent auditor. The decision to dismiss PricewaterhouseCoopers LLP was approved by its Board of Directors.

         The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for each of the years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the years ended December 31, 2000 and 2001 and through the interim period between December 31, 2001 and May 16, 2002, there have been no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.
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         During the years ended December 31, 2000 and 2001, and the interim period between December 31, 2001 and May 16, 2002 there were no reportable events (as defined in Item 301(a) (1) (v) of Regulation S-K promulgated by the Securities and Exchange Commission) except that in connection with its audit for the year ended December 31, 2001, PricewaterhouseCoopers LLP reported to the Board of Directors a material weakness in the inventory system at the Company's Marvair division. The Company has authorized PricewaterhouseCoopers LLP to respond fully to Ernst & Young LLP (successor auditor) concerning this matter.

         The Company has engaged Ernst & Young LLP as its new independent auditor, effective May 21, 2002. During the years ended December 31, 2000 and 2001, and the interim period between December 31, 2001 and May 16, 2002, the Company did not consult with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired

         None

(b) Pro forma financial information

         None

(c) Exhibits

EXHIBIT NUMBER          DESCRIPTION
--------------          --------------------------------------------------------
     1.                 Letter of PricewaterhouseCoopers LLP regarding change in
                        certifying accountant dated May 22, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              Airxcel, Inc.

   May 22, 2002                              /s/ Melvin L. Adams
-------------------------------           ---------------------------------
         Date                             Melvin L. Adams
                                          President and Chief Executive Officer

   May 22, 2002                              /s/ Richard L. Schreck
-------------------------------           ---------------------------------
         Date                             Richard L. Schreck
                                          Secretary/Treasurer and Chief
                                          Financial Officer